SHARE- BASED COMPENSATION (Schedule of Compensation Cost of Equity-Based Awards) (Details) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2024	Jun. 30, 2023
Disclosure of terms and conditions of share-based payment arrangement [abstract]
Cost of revenues	$ 15	$ 0
Research and development, net	232	469
Sales and marketing	345	297
General and administrative	407	453
Total share-based compensation	$ 999	$ 1,219